SUPPLEMENT TO THE FIDELITY INSTITUTIONAL
SHORT-INTERMEDIATE GOVERNMENT FUND
JANUARY 20, 1998
STATEMENT OF ADDITIONAL INFORMATION
THE FOLLOWING INFORMATION REPLACES THE FIRST PARAGRAPH UNDER THE HEADING "SHAREHOLDER AND TRUSTEE LIABILITY," IN THE "DESCRIPTION OF THE TRUST" SECTION ON PAGE 19.
SHAREHOLDER AND TRUSTEE LIABILITY. The trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable for the obligations of the trust. The Declaration of Trust provides that the trust shall not have any claim against shareholders except for the payment of the purchase price of shares and requires that each agreement, obligation, or instrument entered into or executed by the trust or the Trustees
include a provision    limiting     the obligations created thereby to
the trust or to one or more funds and its or their assets. The Declaration of Trust provides for indemnification out of each fund's property of any shareholder held personally liable for the obligations of the fund. The Declaration of Trust also provides that each fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a fund itself would be unable to meet its obligations. FMR believes that, in view of the above, the risk of personal liability to shareholders is remote.
THE FOLLOWING INFORMATION REPLACES SIMILAR INFORMATION FOUND IN THE"DESCRIPTION OF THE TRUST" SECTION ON PAGE 19.
VOTING RIGHTS. Each fund's capital consists of shares of beneficial interest. As a shareholder, you receive one vote for each dollar value of net asset value you own. The shares have no preemptive or conversion rights; the voting and dividend rights, the right of redemption, and the privilege of exchange are described in the Prospectus. Shares are fully paid and nonassessable, except as set forth under the heading "Shareholder and Trustee Liability" above. Shareholders representing 10% or more of the trust or a fund may, as set forth in the Declaration of Trust, call meetings of the trust or a fund for any purpose related to the trust or fund, as the case may be, including, in the case of a meeting of the entire trust, the purpose of voting on removal of one or more Trustees. The trust or any fund
may be terminated upon the sale of its    assets to, or merger with,
another open-end management investment company or series thereof, or
upon liquidation and distribution of its asset    s. Generally, the
merger of a trust or a fund with another entity or the sale of substantially all of the assets of a trust or a fund to another entity requires the vote of a majority of the outstanding shares of a trust
or a fund, as determin   ed by the current value of each shareholder's
investment in the fund or trust. The Trustees     may, however,
reorganize or terminate the trust or any fund without prior shareholder approval. If not so terminated, the trust and its funds will continue indefinitely. Each fund may invest all of its assets in another investment company.